SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

    [ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



INTRUST Funds Trust
--------------------------------------------------------------------------------
     (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

-------------------------------------------------------------------------------

                               INTRUST FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                   Stock Fund

                                December 6, 1999


Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders of the Stock Fund (the "Fund"), a series of INTRUST Funds Trust, to be held on at 9:00 a.m. (Eastern time) December 28, 1999, at the Fund's offices located at 3435 Stelzer Road, Columbus, Ohio 43219.

The purpose of the Special Meeting is to approve a new investment sub-advisory agreement for the Fund with AMR Investment Services, Inc.( "AMR") and an investment sub-advisory agreement between AMR and Barrow, Hanley, Mewhinney & Strauss, Inc. (collectively, the "New Sub-Advisory Agreements"). The New Sub-Advisory Agreements would replace the existing investment sub-advisory agreement with Ark Asset Management Co., Inc. The terms of the New Sub-Advisory Agreements are the same in all material respects as the existing investment sub-advisory agreement, except for the appointment of the new sub-advisers. If the new agreements are approved:

    -- There will be no changes to the investment management fees paid by the Fund, and

    -- INTRUST Bank N.A.will continue to be the investment adviser to the Fund.

Included with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the INTRUST Funds Trust.

Sincerely,



David Bunstine
President
INTRUST Funds Trust

                               INTRUST FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                   Stock Fund

December 3, 1999

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Stock Fund, a series of INTRUST Funds Trust, will be held at the Fund's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on December 28, 1999, at 9:00 a.m. (Eastern time) for the following purposes:

     1. To approve a new investment sub-advisory agreement between INTRUST Bank N.A.and AMR Investment Services, Inc. ("AMR") and an investment sub-advisory agreement between AMR and Barrow, Hanley, Mewhinney & Strauss, Inc.("Barrow, Hanley"), pursuant to which AMR and Barrow, Hanley would serve as the new sub-advisers to the Stock Fund.

     2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on November 22, 1999, are entitled to notice of, and to vote at, the Meeting. The Stock Fund is a series of INTRUST Funds Trust, a Delaware business trust.



---------------------------
George Stevens
Secretary
INTRUST Funds Trust

                               INTRUST FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 1999

                                   Stock Fund

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of INTRUST Funds Trust for voting at the special meeting of shareholders of the Stock Fund (the "Fund") to be held at 9:00 a.m. (Eastern time) on December 28, 1999, at the Fund's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about December 3, 1999.

PROPOSAL

The purpose of the Meeting is to have shareholders vote on a Proposal to approve a new investment sub-advisory agreement for the Fund with AMR Investment Services, Inc. ("AMR") and an investment sub-advisory agreement between AMR and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow, Hanley"), which would replace the existing investment sub-advisory agreement with Ark Asset Management Co., Inc. ("Ark").

Each share of the Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to INTRUST Funds Trust, or by voting in person at the Meeting.

The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES OF INTRUST FUNDS TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
--------------------------------------------------------------------------------

The Board of INTRUST Funds Trust has fixed the close of business on November 22, 1999 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, there were 9,966,804.23 shares outstanding of the Fund.

SEMI-ANNUAL REPORT

A copy of the Fund's semi-annual report for the period ended April 30, 1999 is available without charge upon request by writing to INTRUST Funds Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-888-266-8787.

BACKGROUND

INTRUST Bank  N.A.(the  "Adviser")  is a  majority-owned  subsidiary  of INTRUST
Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser, through its portfolio management team, continuously reviews, supervises and administers each of the Funds' investment programs. The Adviser also provides certain administrative services necessary for the Fund's operations. For its services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to limit its fees to 0.87% through October 31, 2000.

To accomodate pending changes to the regulatory requirements applicable to banks which serve as investment advisers to registered investment companies contained in the Investment Advisers Act of 1940 as amended, the responsibilities of INTRUST as adviser to the Stock Fund will be assumed by INTRUST Financial Services, Inc., a wholly owned subsidiary of INTRUST Bank, N. A., in the first quarter of 2000. The assumption of these investment advisory responsibilities by INTRUST Financial Services will not result in any changes in staff or resources presently employed to render advisory services.

The Adviser has entered into a Sub-Advisory Agreement (the "Existing Sub-Advisory Agreement") on behalf of the Fund with Ark. Under the Existing Sub-Advisory Agreement, Ark is responsible for the day-to-day management of the Stock Fund. Ark is located at 125 Broad Street, New York, NY 10004.

On November 22, 1999, the Adviser recommended to the Board that it (i) enter into a new Sub-Advisory Agreement with AMR, and (ii) approve the Sub-Advisory Agreement between AMR and Barrow, Hanley (collectively, the "New Sub-Advisory Agreements"), which together would replace the Existing Sub-Advisory Agreement.

After  careful  consideration  of a  variety  of  factors  (see  "The  Trustees'
Considerations" below), the Board unanimously approved the New Sub-Advisory Agreements, subject to approval of a majority of the outstanding voting securities of the Fund at the Meeting. If shareholders vote to approve the New Sub-Advisory Agreements, the New Sub-Advisory Agreements will replace the Existing Sub-Advisory Agreement with respect to the Fund, thus terminating Ark's involvement with the Fund.

THE LEGAL FRAMEWORK

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company's shareholders. Therefore, in order for AMR and Barrow, Hanley to provide investment advisory services to the Fund, the shareholders of the Fund must approve the New Sub-Advisory Agreements. The Board believes that it is in the best interests of the Fund for AMR and Barrow, Hanley to manage the Fund.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENTS AND THE EXISTING SUB-ADVISORY AGREEMENT

BISYS Fund Services Limited Partnership, as the initial shareholder of the Fund, initially approved the Existing Sub-Advisory Agreement on November 25, 1996. The Existing Sub-Advisory Agreement is dated November 25, 1996.

Under the Existing Advisory Agreement, as compensation for the services performed by Ark, the Adviser pays Ark a fee, accrued daily and paid monthly at the rate of 0.45% per annum of the Fund's average daily net assets.

Other than the change in the sub-advisers, the terms of the New Sub-Advisory Agreements will be substantially identical in all material respects to the Existing Sub-Advisory Agreement, including the total amount of compensation paid to the sub-advisers. A form of each New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Sub-Advisory Agreements is only a summary. You should refer to Exhibit A for a form of the complete New Sub-Advisory Agreements.

As is the case under the Existing Sub-Advisory Agreement, the New Sub-Advisory agreement with AMR provides that AMR, either directly or through its delegate and subject to the supervision of the Adviser, will provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of INTRUST Funds Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board. The sub-advisory agreement between AMR and Barrow, Hanley provides that Barrow, Hanley, subject to the supervision of AMR and the Adviser, will provide substantially the same investment advisory services to the Fund as set forth in the Existing Sub-Advisory Agreement and the New Sub-Advisory agreement with AMR. It is anticipated that Barrow, Hanley will have primary responsibility for investment decisions on behalf of the Fund, and that AMR will provide investment oversight and analysis of Barrow, Hanley's activities to the Adviser and the Board. If approved by shareholders, the New Sub-Advisory Agreements will continue in effect with respect to the Fund for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided their continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreements or interested persons of INTRUST Funds Trust or of any such party. The New Sub-Advisory Agreements provide that they may be terminated at any time, without penalty, by either party upon 60 days written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

Both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreements provide that the sub-advisers would have no liability to the Adviser of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements ("Disabling Conduct").

--------------------------------------------------------------------------------
THE BOARD OF INTRUST FUNDS TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.
--------------------------------------------------------------------------------

The Board has determined that the New Sub-Advisory Agreements are fair and in the best interests of the Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The New Sub-Advisory Agreements were presented to the Board for its consideration at a Board of Trustees' meeting held on November 22, 1999. The full Board, and, separately, the independent Trustees, voted unanimously to approve the New Sub-Advisory Agreements.

In evaluating the New Sub-Advisory Agreements, the Board reviewed materials furnished by the Adviser, AMR and Barrow, Hanley, including information about AMR and Barrow, Hanley personnel, operations and anticipated management of the Fund.

The Board also gave consideration to the basis for the Adviser's recommendation of AMR and Barrow, Hanley, including (i) the relative performance of the Fund under Ark's direction, (ii) the performance of Barrow, Hanley in the management of investment products substantially similar to the Fund, including other investment companies, (iii) the Adviser's assessment of AMR's and Barrow,
Hanley's operational and compliance capabilities, and (iv) the overall reputation and standing of AMR and Barrow, Hanley in the investment community.

The Board also considered that the terms of the New Sub-Advisory Agreements will remain materially unchanged from those of the Existing Sub-Advisory Agreement and that the advisory fees payable by the Fund will remain the same.

Based upon it evaluation, the Board concluded that the Adviser's engagement of AMR and Barrow, Hanley as sub-advisers to the Fund likely would offer the Fund the access to highly effective management and advisory services and capabilities.

The Board concluded further that the terms of the New Sub-Advisory Agreements, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.

In order to provide for the services described above in the New Sub-Advisory Agreements, the shareholders are being asked to approve the New Sub-Advisory Agreements.

THE ADVISER

The Adviser is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201. The executive officers of INTRUST Bank, N.A. and INTRUST Financial Corporation and such executive officers' positions during the past two years are as follows:

                               INTRUST Bank, N.A.

Name                                  Position and Office
----                                  -------------------

C.Q. Chandler, IV                     Chairman, President and Chief
                                      Executive Officer (Vice Chairman prior
                                      to February, 1996)

J.V. Lentell                          Vice Chairman

Ron Baldwin                           Vice Chairman
                                      (Hired February, 1996; Executive Vice
                                      President Fourth Financial Corporation
                                      prior to February, 1996)

Phillip J. Owings                     Executive Vice President(Senior
                                      President prior to March 1998)


                          INTRUST Financial Corporation

Name                                  Position and Office
----                                  -------------------

C.Q. Chandler III                     Chairman and Chief Executive Officer

C.Q. Chandler, IV                     President

Jay Smith                             Executive Vice President

Rick Beach                            Executive Vice President (Senior Vice
                                      President prior to March, 1996)

The Adviser currently serves as investment manager to 11 separate portfolios of the INTRUST Funds Trust, all of which are currently operational and being offered to investors. The net assets of each of these portfolios and the management fee paid to the Adviser by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

                                                                                        ANNUAL
                                                 NET ASSETS                         MANAGEMENT FEE
NAME OF PORTFOLIO                                (November 22, 1999)               (BEFORE WAIVERS)
-----------------                                -------------------               ----------------
Intermediate Bond Fund                           $55,693,301.54                         0.40%
International Multi-Manager Stock Fund           $67,326,983.31                         0.40%
Kansas Tax-Exempt Bond Fund                      $145,125,871.47                        0.30%
Money Market Fund                                $89,597,420.50                         0.25%
NestEgg 2000 Fund                                $2,251,374.87                          0.70%
NestEgg 2010 Fund                                $7,741,237.09                          0.70%
NestEgg 2020 Fund                                $11,228,024.47                         0.70%
NestEgg 2030 Fund                                $5,026,275.36                          0.70%
NestEgg 2040 Fund                                $5,146,447.72                          0.70%
Stock Fund                                       $102,413,258.46                        1.00%
Short-Term Bond Fund                             $60,578,360.91                         0.40%

The Adviser also serves as the Fund's Custodian. During the fiscal year ended October 31, 1999, the Fund paid INTRUST Bank N.A. $22,326.03 in Custodian fees.

AMR Investment Services, Inc.

AMR is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The address of AMR is 4333 Amon Carter Blvd., MD 5645, Fort Worth, TX 76155. AMR was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of September 30, 1999, AMR had approximately $20.1 billion of assets under management, including approximately $7.1 billion under active management and $13.0 billion as named fiduciary or financial adviser. Of the total, approximately $14.2 billion of assets are related to AMR Corporation. The principals of AMR are set forth in the table below.

                          AMR Investment Services, Inc.

           Name                                  Position and Office
           ----                                  -------------------

           AMR Corporation                       Parent
           William F. Quinn                      President

The business address of each of the foregoing is 4333 Amon Carter Blvd., Fort Worth, TX 76155.

AMR currently serves as investment manager to the following funds with a similar investment objective to the Stock Fund: the AMR Investment Services Large Cap Value Portfolio ("Large Cap Value Portfolio"), a series of the AMR Investment Services Trust; the American AAdvantage Large Cap Value Fund ("Large Cap Value Fund"), a series of the American AAdvantage Funds; and the American AAdvantage Large Cap Value Mileage Fund ("Large Cap Value Mileage Fund"), a series of the American AAdvantage Mileage Funds. The Large Cap Value Fund and Large Cap Value Mileage Fund seek their investment objectives by investing all of their investable assets in the Large Cap Value Portfolio. The net assets of each of these portfolios and the management fee paid to AMR by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

                                 NET ASSETS                       ANNUAL
NAME OF PORTFOLIO                (October 31, 1999)           MANAGEMENT FEE
-----------------                ------------------           --------------

Large Cap Value Portfolio        $1,457,635,000                   0.10%
Large Cap Value Fund             $1,449,393,000                     0*
Large Cap Value Mileage Fund     $8,241,000                         0*

*No management fee is paid to AMR since this Fund invests all of its investable assets in the Large Cap Value Portfolio.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Barrow, Hanley is a wholly owned subsidiary of United Asset Management Corporation, a Delaware corporation. The address of Barrow, Hanley is 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. Barrow, Hanley is engaged in the business of providing investment advice to institutional and individual client accounts having assets of approximately $36.3 billion as of December 31, 1998. The President of Barrow, Hanley is Bryant Miller Hanley, Jr., and there are no directors. The principals of Barrow, Hanley are set forth in the table below.

NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------

James P. Barrow                             Principal
Richard A. Englander                        Principal
J. Ray Nixon, Jr.                           Principal
Robert J. Chambers                          Principal
Timothy J. Culler                           Principal
M. Jane Gilday                              Principal

The business address of each of the foregoing individuals is 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204.

Barrow, Hanley also serves as adviser or sub-adviser to the following funds with a similar investment objective to the Stock Fund American AAdvantage Large Cap Value Fund, American AAdvantage Balanced Fund, Vanguard Windsor II Fund, Vanguard Variable Annuity Fund, ICMA Vantagepoint Equity Income Fund. The size of each of these portfolios and the fees paid to Barrow, Hanley (expressed as a percentage of average daily net assets) are set forth below:


                                                                                           ANNUAL
                                                      NET ASSETS                      SUB-ADVISORY FEE
NAME OF PORTFOLIO                                     (October 31, 1999)              (BEFORE WAIVERS)
-----------------                                     ------------------              ----------------
American AAdvantage Large Cap Value Fund              $296.6 million                        0.30%
American AAdvantage Balanced Fund                     $220.3 million                        0.30%
Vanguard Windsor II Fund                              $19.8 billion                         0.30%
Vanguard Variable Annuity Fund                        $41.8 million                         0.30%
ICMA Vantagepoint Equity Income Fund                  $165.2 million                        0.30%

THE UNDERWRITER

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), (the "Underwriter"), 3435 Stelzer Road, Columbus, Ohio 43219.

OFFICERS OF INTRUST FUNDS TRUST

The officers of INTRUST Funds Trust are listed below. The address of each officer is 3435 Stelzer Road, Columbus, Ohio 43219.

                           POSITION WITH INTRUST              POSITION WITH THE
NAME                       FUNDS TRUST                        ADVISER
----                       -----------                        -------

David Bunstine             President

Steven D. Pierce


SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of INTRUST Funds Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

Share represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

As of the close of business on November 22, 1999, Transco & Company, a nominee of INTRUST, owned of record 99.9443% of the shares of the Fund and thus may be deemed to control the Fund. As owner of more than 50% of the Fund's shares, INTRUST will be able to cast the deciding vote on the Proposal. To the knowledge of management, at the close of business on November 22, 1999, the officers and Trustees of INTRUST Funds Trust owned, collectively, less than 1% of the shares of the Fund.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Fund, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by INTRUST Funds Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------


By order of the Board of Trustees,



---------------------------------
George Stevens
Secretary
INTRUST Funds Trust

December 6, 1999

                                                                       EXHIBIT A

                                   STOCK FUND

                              SUB-ADVISORY CONTRACT

                               ____________, 1999


AMR Investment Services, Inc.
4333 Amon Carter Blvd., MD 5645
Fort Worth, TX 751655

Dear Sirs:

             The Stock Fund (the "Fund") is one of the investment portfolios of INTRUST Funds Trust (the "Trust"), an open-end management investment company, which was organized as a business trust under the laws of the State of Delaware. The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. This Sub-Advisory Contract regards certain services to be provided in connection with the management of the Fund, on whose behalf INTRUST Bank, N.A. ("the Adviser") enters into this Contract.

             The Trustees of the Trust have selected the Adviser to provide overall investment advice and management for the Fund and to provide certain other services, under the terms and conditions provided in the Advisory Contract between the Trust and the Adviser (the "Advisory Contract"). The Adviser and the Trustees have selected AMR Investment Services, Inc. (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, either directly or through its delegate, and the Sub-Adviser is willing to provide the Adviser and the Fund with the advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. Accordingly, the Adviser agrees with the Sub-Adviser as follows:

             1. DEFINITIONS AND DELIVERY OF DOCUMENTS. All references herein to this Contract shall be deemed to be references to this Contract as it may from time to time be amended. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's declaration of Trust, dated January 26, 1996 (the "Declaration of Trust"), and the currently effective Prospectus (the "Prospectus") relating to the Fund included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents shall be furnished to the Sub-Adviser promptly.

             2. REPRESENTATIONS. The Sub-Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and agrees to maintain such registration during the term of this agreement.

             3. SUB-ADVISORY SERVICES.

                  (i) The Sub-Adviser shall act as sub-adviser under the terms of this Contract and will use its best efforts to provide to the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as set forth in the Trust's Declaration of Trust, the Registration Statement, the applicable law and provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees, and will take any such actions as it may in its opinion deem necessary or desirable for or incidental to any such purposes.

                  (ii) The Sub-Adviser will also, at its own expense:

                           (a) furnish the Trust and the Adviser with advice and
                  recommendations, consistent with the investment policies, objectives and restrictions of the Fund;

                           (b) subject to such  consultation  as the Adviser may
                  request for a written response, determine which Investments of the Fund should be purchased, held or disposed of and what portion of such Assets, if any, should be held in cash or cash equivalents, and the rationale for those determinations;

                           (c) furnish the Adviser with a monthly commentary and
                  a quarterly report concerning market overview, performance analysis and trading activity;

                           (d) subject to the supervision of the Adviser, maintain and preserve certain records including this Sub-Advisory Contract and any research provided to the Adviser. The Sub-Adviser agrees that such Trust records are the property of the Trust and that such Trust records or copies thereof will be surrendered to the Trust promptly upon request therefor;

                           (e) give  instructions  in the form of trade  tickets
                  representing purchases and sales of the Fund's portfolio securities to the Adviser via facsimile transmission no later than trade date plus one; and

                           (f)  cooperate  generally  with  the  Trust  and  the
                  Adviser so far as the Sub-Adviser is able to provide information necessary for the operation of the Fund, including data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund and the Trust, providing information necessary for the preparation of registration statements and periodic reports to be filed with the SEC, including Forms N-1A and N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

                  (iii) No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by
(a) the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund; provided, however, that the approval required in subsection (a) above, shall be evidenced by a resolution of the entire Board of Trustees and of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Trustees); and provided further that such resolutions shall be sent to the Sub-Adviser by facsimile and confirmed in writing by letter.

                  (iv) All transactions in Investments shall be subject to the rules, regulations and customs of the exchange or market and/or clearing house through which the transactions are executed and to all Applicable Law, and, if there is any conflict between any such rules, customs, law and the provisions of this Contract the former shall prevail.

                  (v) The Sub-Adviser may not, without specific instruction in writing (and compliance with applicable policies and restrictions of the Fund set forth in its Registration Statement), borrow on the Fund or Adviser's behalf or commit the Fund or Adviser to a contract (other than a trade ticket).

                  (vi) The Sub-Adviser has the right under this Contract to act for more than one client collectively (including the Adviser) in any one transaction or series of transactions without prior reference to the Adviser.

             4. THE SUB-ADVISER.

                  (i) The Sub-Adviser shall act as agent for the Adviser and shall be entitled to instruct such brokers and other agents as it may decide. The Sub-Adviser may (and any such broker or sub-agent may) execute transactions on the Adviser's behalf without prior disclosure to the Adviser of the fact that in doing so, it is or may be dealing with or in circumstances involving an affiliate of the Sub-Adviser; provided, however, that (a) the Sub-Adviser will not do business with nor pay commissions to any affiliate in any portfolio transaction where an affiliate acts as principal; (b) in purchasing Investments for the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commissions; and (c) the Sub-Adviser shall use its best efforts to obtain execution and pricing within the policy guidelines, if any, determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Funds. The Sub-Adviser shall not be under any duty to account to the Adviser for any profits or other benefits received by the Sub-Adviser or any affiliate as a result of such transactions.

                  (ii) Should the Sub-Adviser deem it appropriate to match one client's order with that of another client by acting as agent for each party, prior written consent from both parties will be obtained before the transaction is effected.

                  (iii) The Sub-Adviser may effect transactions with or through the agency of another person with whom it has an arrangement under which that person will from time to time provide to, or procure for, the Sub-Adviser services or other benefits the nature of which are such that their provision results, or is designed to result, in an improvement of the Sub-Adviser's performance in providing services for its clients and for which the Sub-Adviser makes no direct payment but instead undertakes to place business (including business on behalf of the Adviser) with that person. All such transactions effected for the Adviser will, however, secure best execution, disregarding any benefit which might accrue to the Sub-Adviser from the arrangement.

                  (iv) The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issue in which the Sub-Adviser or any of its affiliated persons has a financial interest, except in instances in which the Sub-Adviser fully discloses in writing to the Adviser the nature of its financial interest prior to purchase, sale or retention. It shall be the duty of the Adviser to notify the Trustees of the Fund of these financial interests.

                  (v) The Adviser authorizes the Sub-Adviser to disclose any information which it may be required to disclose under this Contract, the Applicable Law, the rules and regulations of the SEC or of any market on which an Investment is acquired.

                  (vi) Nothing herein contained shall prevent the Sub-Adviser or any of its affiliated persons or associates from engaging in any other business or from acting as investment adviser or Sub-Adviser for any other person or entity, whether or not having investment policies similar to the Fund.

                  (vii) The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Contract, the expenses of office rent, telephone and other facilities it is obligated to provide in order to perform the services specified in Sections 3 and 4 and any other expenses incurred by it in connection with the performance of its duties hereunder, including, but not limited to, attendance in person at a minimum of one meeting each year with the Board of Trustees of the Trust and the Adviser.

                  (viii) The Sub-Adviser will not be required to pay any expenses which this Contract does not expressly state shall be payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4(vii), the Sub-Adviser will not be required to pay;

                          (a) the compensation and expenses of Trustees of the Trust, and of independent advisers, independent contractors, consultants, managers, and other agents employed by the Trust other than through the Sub-Adviser;

                          (b) legal, accounting and auditing fees and expenses of the Fund;

                          (c) the fees or disbursements of the custodian, the transfer agent and the dividend disbursing agent;

                          (d) stamp and other duties, taxes, impositions, governmental fees, and fiscal charges of any nature whatsoever, assessed against the Fund's assets and payable by the Trust;

                          (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders, except that the Sub-Adviser shall bear the costs of providing the services referred to in Sections 3 and 4;

                          (f) brokers' commissions and underwriting fees; and

                          (g) the expense of periodic calculations of the net asset value of the Fund's shares.

             5.   FURTHER PROVISIONS.

                  (i) The Sub-Adviser enters into this Contract for itself. The Adviser includes the Adviser's successors in title or personal representatives as the case may be.

                  (ii) This Contract shall automatically terminate in the event of its assignment or upon the termination of the Advisory Contract with the Fund, and the Adviser shall immediately notify the Sub-Adviser of such termination. No assignment of this Contract shall be made by the Sub-Adviser without the consent of the Adviser.

                  (iii) If any provision of this Contract is or becomes invalid or contravenes any applicable law, the remaining provisions shall remain in full force and effect.

             6.   CLIENT MONEY AND CUSTODY.

             The Sub-Adviser will not hold any client money on behalf of the Adviser.

             The Sub-Adviser shall not be the registered holder, or custodian, of Investments or documents of title relating thereto.

             7. INSTRUCTIONS AND COMMUNICATIONS. Instructions may be given by the Adviser in writing (by letter or facsimile or telex with correct answer-back) or by telephone unless it is required under an express provision of this Contract for instructions to be given in writing. The Adviser shall give written instructions to the Sub-Adviser at the Sub-Adviser's Registered Office. The Sub-Adviser shall communicate with the Adviser in writing or by telephone except when it is required to communicate in writing (by letter or facsimile or telex with correct answer-back) either under this Contract or in accordance with applicable law. The Sub-Adviser shall be required to communicate instructions in the form of trade tickets by facsimile in accordance with Section 3(ii)(e) hereof. The Sub-Adviser shall communicate with the Adviser at the Adviser's address last notified to the Sub-Adviser. The Adviser shall be entitled to rely on the instructions of any person who is listed on Appendix I and may assume the genuineness of all signatures and the authenticity of all instructions and communications unless the Adviser had reason to know such signatures, instructions or communications were unauthorized. All trade tickets representing purchases and sales of the Fund's portfolio securities shall be signed by at least two such persons listed on Appendix I.
             8. FEES AND EXPENSES. In consideration of the services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser under this Contract, the Adviser shall pay the Sub-Adviser a monthly fee at the annual rate of up to 0.45% of the average net assets of the Fund managed by the Sub-Adviser.

             If the fees payable to the Sub-Adviser pursuant to this paragraph 8 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value.

             Notwithstanding  the  foregoing,  if, after  consultation  with the
Sub-Adviser, the Adviser determines to waive any part of the fee paid to it by the Fund, the fee paid to the Sub-Adviser hereunder may be reduced proportionately.

             9. FORCE MAJEURE. The Sub-Adviser shall not be in breach of this Contract if there is any total or partial failure of performance of its duties and obligations occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, inability to communicate with market makers for whatever reason, failure of any computer dealing system, prevention from or hindrance in obtaining any raw materials, energy or other supplies, labor disputes of whatever nature or any other reason (whether or not similar in kind to any of the above) beyond the Sub-Adviser's control, provided the Sub-Adviser has made every reasonable effort to overcome such difficulties.

             10. NO PARTNERSHIP OR JOINT VENTURE. The Trust, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on any of them.

             11.  TERMINATION.

                  (i) This Contract shall become effective upon the above date, and shall thereafter continue in effect; provided that this Contract shall continue in effect for a period of more than two years only as so long as the continuance is specifically approved at least annually by (a) a majority of the Trustees of the Trust who are not interested persons of the Adviser, the Sub-Adviser or the Trust (other than as Trustees), cast in person at meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Trust, or (ii) a majority of the outstanding voting securities of the Fund. This Contract may, on 60 days' written notice, be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, by the Adviser or by the Sub-Adviser. Termination shall not affect any action taken by the Sub-Adviser permitted under this Contract prior to the date of termination or any warranty or indemnity given by the Adviser under this Contract or implied by law.

                  (ii) On termination by either party the Sub-Adviser shall be entitled to receive from the Adviser all fees, costs, charges and expenses accrued or incurred under this Contract up to the date of termination including any additional expenses or losses necessarily incurred in settling outstanding obligations or terminating this Contract, whether they occur before or after the date of termination.

                  (iii) If the Adviser terminates this Contract, it shall be subject to a proportion of the annual fee corresponding to the proportion of the year that has expired when this Contract is terminated.

             12. CAPTIONS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             13. GOVERNING LAW. This Contract shall be construed in accordance with laws of the State of New York and the applicable provision for the Investment Company Act of 1940, as amended (the "1940 Act") and the Advisers Act. As used herein the Terms "affiliated person", "assignment", "interested person", and "vote of majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act.

             14. PERSONAL LIABILITY. The Trust's Declaration of Trust is on file with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employee or agents of the Trust, but only the Trust's property shall be bound.

                                                   Yours very truly,

                                                   INTRUST BANK N.A.



                                                   By: _______________________
                                                   Title:
The foregoing Contract
is hereby agreed to as
of the date hereof

                                                   By: _______________________
                                                   Title:  President

                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT  made  this  ________  day of  ________________,  1999 by and between AMR Investment Services, Inc., a Delaware Corporation (the "Adviser"), and Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Sub-Adviser");

         WHEREAS, the INTRUST Funds Trust (the "Trust"), a Delware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

         WHEREAS, the Trust has retained INTRUST Bank, N.A. ("INTRUST") to provide the Trust with business and asset management services for the INTRUST Stock Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

         WHEREAS, INTRUST has retained the Adviser to provide the Trust with business and asset management services for the Fund;

         WHEREAS, INTRUST's agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services;

         NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Fund's assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Fund, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Fund's assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

         2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Fund securities for the Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

         3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Funds during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

         4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

         5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

         7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

         8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

         9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

         10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

         As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



Barrow, Hanley, Mewhinney, & Strauss        AMR Investment Services,Inc.


By:  _______________________                By:   _______________________

     _______________________                      _______________________


Title:  ____________________                Title:   ____________________

                                   Schedule A
                                     to the
                        Investment Sub-Advisory Agreement
                                     between
                          AMR Investment Services, Inc.
                                       and
                    Barrow, Hanley, Mewhinney & Strauss, Inc.


         AMR Investment Services, Inc. shall pay compensation to Barrow, Hanley, Mewhinney & Strauss, Inc. pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:


         0.30% per annum on the first $200 million 0.20% per annum on the next $300 million 0.15% per annum on the next $500 million 0.125% per annum on the excess over $1 billion.

         In calculating the amount of assets under management solely for the purpose of determining the applicable percentage rate, there shall be included all other assets or trust assets of the AMR Investment Services Trust and American Airlines, Inc. also under management by the Sub-Adviser (except assets managed by the Sub-Adviser under the HALO Bond Program).



DATED: _________________, 1999

                                   SCHEDULE 1
                                   DEFINITIONS

         In this Contract the following expressions shall have the following meaning unless the context otherwise requires:

         "Applicable Law"

                  means applicable laws and regulations of the jurisdiction in which the Adviser is domiciled and of the Securities and Exchange Commission of the United States of America, and of any governmental or self-regulatory organization of which the Adviser is a member, each as from time to time amended;

         "Assets"

                  means Investments of the Fund deposited by or on behalf of the Adviser pursuant to which this Sub-Advisory Contract relates;

         "Fund"

                  means the  separate  portfolio of Assets of the Trust on whose
                  behalf  the  Adviser  has  entered   into  this   Sub-Advisory
                  Contract;

         "Investment"

                  means any asset, right or interest in respect of property of any kind held by the Fund;

         "Registered Office"

                  means One New York Plaza, 29th Floor, New York, New York 10004
                  Telephone: ____________. Facsimile: ___________. Telex: N/A_.

         "Series"

                  means the series of shares of beneficial interest representing undivided interests in the Trust's investment portfolios, including the Fund

____________, 1999

                                   APPENDIX I

                            AUTHORIZED SIGNATORY LIST


The following persons are authorized to give instructions on behalf of the Sub-Adviser to the Adviser:



Name                        Signature                       Position
-----                       ---------                       ---------

Bryant M. Hanley, Jr.       _________________________       President

James P. Barrow             _________________________       Principal

Richard A. Englander        _________________________       Principal

J. Ray Nixon, Jr.           _________________________       Principal

Robert J. Chambers          _________________________       Principal

Timothy J. Culler           _________________________       Principal

M. Jane Gilday              _________________________       Principal

                               INTRUST FUNDS TRUST
                               -------------------
                                   Stock Fund

                         Special Meeting of Shareholders

                                December 28, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies David Bunstine and George Stevens, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced fund ("Fund") held of record by the undersigned on November 22, 1999, at the meeting of shareholders to be held on December 28, 1999, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

                                  Vote by Mail
                                  ------------
Please date and sign this proxy and return it in the enclosed postage-paid envelope to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

CONTROL NUMBER:
RECORD DATE SHARES:

To approve a new investment sub-advisory agreement between INTRUST Funds Trust and AMR Investment Services, Inc.( "AMR") and an investment sub-advisory agreement between AMR and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow, Hanley") with respect to the Fund, pursuant to which AMR and Barrow, Hanley would serve as the new sub-advisers of the Fund.

For  _____________            Against  ____                      Abstain  ____



Please be sure to sign your name(s) exactly as it appears on this Proxy.


______________________       ______________________              _________
Shareholder                  Co-owner                            Date